4861-1176-3113 DIRECTOR’S INDEMNIFICATION AGREEMENT THIS AGREEMENT is made as of February 29, 2024 between Titan International, Inc., a Delaware corporation (the “Company”), and Kim Marvin (the “Indemnitee”). WITNESSETH THAT: WHEREAS, the Company, Carlstar Intermediate Holdings I, LLC, AIPCF V Feeder CTP Tire LLC and AIPCF V Feeder C (Cayman), LP have entered into that certain Stockholders Agreement dated as of the date hereof (the “Stockholders Agreement”); WHEREAS, the Stockholders Agreement requires that the Company enter into this Agreement with Indemnitee; WHEREAS, Article XI of the Company’s By-laws (“By-laws”) and applicable law expressly recognize that the right of indemnification provided therein shall not be exclusive of any other rights to which any indemnified person may otherwise be entitled; and WHEREAS, the Company’s By-laws, its Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and applicable law permit contracts between the Company and the members of its Board of Directors covering indemnification. NOW, THEREFORE, the parties hereto agree as follows: 1. Indemnity. In consideration of the Indemnitee’s agreement to serve or continue to serve as a Director of the Company, or, at the request of the Company, as a director, officer, employee, fiduciary or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, whether for profit or not, and including, without limitation, any employee benefit plan (a “Designated Director”), if Indemnitee was or is made or is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed investigation, claim, action, suit, arbitration, alternate dispute resolution mechanism or proceeding (brought in the right of the Company or otherwise), whether civil, criminal, administrative or investigative (including, without limitation, any internal corporate investigation), whether formal or informal, and including all appeals thereto (a “Proceeding”), the Company hereby agrees to hold the Indemnitee harmless and to indemnify the Indemnitee to the fullest extent now or hereafter permitted by applicable law from and against any and all expenses (which term shall be broadly construed and include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’ fees and related disbursements, appeal bonds, other out-of-pocket costs) (“Expenses”)), judgments, fines, amounts paid in settlement (with such judgments, fines or amounts including, without limitation, all direct and indirect payments of any type or nature whatsoever, as well as any penalties or excise taxes assessed on a person with respect to an employee benefit plan), liabilities or losses actually and reasonably incurred by the Indemnitee by reason of the fact such person is or was a Director of the Company or a Designated Director, or by reason of any actual or alleged action or omission to act taken or omitted in any such capacity. 2. Maintenance of Insurance; Subrogation; Other Rights of Recovery.

2 (a) Subject only to the provisions of Section 2(c) hereof, the Company hereby agrees that, so long as the Indemnitee shall continue to serve as a Director of the Company, and thereafter so long as the Indemnitee shall be entitled to indemnification hereunder, the Company will provide insurance coverage comparable to that presently provided and at least as favorable to Indemnitee as the insurance coverage provided to any other director or officer of the Company under the Company’s Directors’ and Officers’ Liability Insurance policies (the “insurance policies”) in effect at the date hereof. (b) At the time the Company receives notice from Indemnitee, or is otherwise aware, of a Proceeding, the Company shall give prompt notice to the insurers in accordance with the procedures set forth in the insurance policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such insurance policy. (c) However, the Company shall not be required to maintain all or any of such insurance policies or comparable insurance coverage if, in the business judgment of the Board of Directors of the Company, (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance or (iii) such insurance is otherwise not reasonably available. (d) In the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy. Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Company shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation. (e) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise; provided, however, that (i) the Company hereby agrees that it is the indemnitor of first resort under this Agreement and under the By-laws and the Certificate of Incorporation of the Company or under any other indemnification agreement with Indemnitee, i.e., its obligations to Indemnitee under this Agreement or any other agreement or undertaking to provide advancement and/or indemnification to Indemnitee are primary and any obligation of any Designating Stockholder (as defined herein) (or any affiliate thereof other than the Company) to provide advancement or indemnification for the same Expenses, liabilities, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, liabilities, judgments, penalties, fines and amounts paid in settlement) incurred by Indemnitee are secondary, and (ii) if any Designating Stockholder (or any affiliate thereof) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, by-laws or charter) with Indemnitee, then (x) such Designating Stockholder (or such affiliate, as the case may be) shall be fully subrogated to all rights of Indemnitee with respect to such payment, (y) the Company shall fully

3 indemnify, reimburse and hold harmless such Designating Stockholder (or such other affiliate) for all such payments actually made by such Designating Stockholder (or such other affiliate), and (z) the Company shall not (and shall cause each of its affiliates not to) seek payment, reimbursement or other recourse against the Designating Stockholder or its affiliates with respect to such payment, including through any claim of subrogation, reimbursement exoneration, contribution, indemnification, set-off or in any other manner. For purposes of this Agreement, “Designating Stockholder” means Carlstar Intermediate Holdings I LLC or any affiliated or successor entity thereof. The Designating Stockholders are express third party beneficiaries of this Agreement, are entitled to rely upon this Section 2(e), and may specifically enforce the Company’s obligations hereunder as though a party hereunder. 3. Additional Indemnity. Subject only to the exclusions set forth in Section 4 hereof, the Company hereby further agrees to hold harmless and indemnify the Indemnitee: (a) to the fullest extent provided under Article XI of the Company’s By-laws as in effect at the date hereof; and (b) in the event the Company does not maintain in effect the insurance coverage provided under Section 2 hereof, to the fullest extent of the coverage which would otherwise have been provided for the benefit of the Indemnitee pursuant to the insurance policies in effect at the date hereof. 4. Limitations on Additional Indemnity. (a) No indemnity pursuant to Section 3 hereof shall be paid by the Company, except to the extent the aggregate of losses to be indemnified thereunder exceed the amount of such losses for which the Indemnitee is indemnified or insured pursuant to either Section 1 or 2 hereof; (b) No indemnity pursuant to Section 1 or Section 3 hereof shall be paid by the Company in respect of any of the following as determined by a final judgment or other final adjudication: (1) remuneration paid to, or indemnification of, the Indemnitee that was or is prohibited by applicable law; (2) any transaction from which the Indemnitee derived an improper personal benefit; (3) any breach of the Indemnitee’s duty to act in good faith or if the Indemnitee did not (i) in the case of conduct in the Indemnitee’s official capacity with the Company, reasonably believe that his or her conduct was in the best interests of the Company, (ii) in all other cases, reasonably believe that his or her conduct was at least not opposed to the Company’s best interests or (iii) in the case of any criminal proceeding, have reasonable cause to believe that his or her conduct was unlawful; (4) acts or omissions which involve intentional misconduct or a knowing violation of law by the Indemnitee;

4 (5) arising from the purchase and sale by Indemnitee of securities in violation of Section 16 of the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated thereunder; or (6) any claim initiated by Indemnitee unless (A) the Board of Directors has authorized or consented to the initiation of such claim or (B) the claim is brought to enforce Indemnitee’s rights under this Agreement. 5. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a Director of the Company and shall continue thereafter so long as the Indemnitee may be made or threatened to be made a party to, or be otherwise involved in, as a witness or otherwise, any Proceeding, by reason of the fact that the Indemnitee was a Director of the Company or a Designated Director, or by reason of any action alleged to have been taken or omitted in any such capacity. 6. Notification and Defense of Claim. (a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Secretary of the Company in writing of the commencement thereof and shall provide the Secretary with such documentation and information as is reasonably available to Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification; but an omission to so promptly notify the Company will not relieve it from any liability which it may have to the Indemnitee (i) under this Agreement, except to the extent the Company is actually and materially prejudiced in its defense of such Proceeding or (ii) otherwise than under this Agreement, including, without limitation, its liability to indemnify the Indemnitee under the Company’s By-laws. (b) With respect to any such Proceeding: (1) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof and approval by the Indemnitee of such counsel (which approval shall not be unreasonably withheld), the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee for separate counsel in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ its own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of such counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded, after consultation with counsel selected by the Indemnitee (with written notice to the Company setting forth the basis for such conclusion), that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such

5 Proceeding or that there are claims or allegations against the Indemnitee relating to or arising from the Indemnitee’s affiliation with the Designating Stockholder that are distinct from those asserted against other directors who were not designated by the Designating Stockholder, or (iii) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above; (2) in the event the Company is required to pay or reimburse the fees and expenses of counsel to the Indemnitee, the Indemnitee shall be represented by one counsel, and the fees and expenses of any additional or separate counsel engaged by the Indemnitee shall be at the expense of the Indemnitee; and (3) the Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company’s written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty, obligation or limitation on the Indemnitee without the Indemnitee’s written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement. (c) Except as otherwise required by applicable law, the determination of the Indemnitee’s entitlement to indemnification shall be made pursuant to and in accordance with the procedures set forth in the By-Laws in effect as of the date hereof, or any such procedures that may be more favorable to the Indemnitee that are set forth in the By-Laws in effect on the date Indemnitee provides the Secretary notice of the request for indemnification. (d) The parties intend and agree that, to the extent permitted by applicable law, in connection with any determination with respect to Indemnitee’s entitlement to indemnification hereunder by any person: (1) it will be presumed that Indemnitee is entitled to indemnification under this Agreement and the Company or any other person or entity challenging such right will have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption; (2) the termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful; and (3) Indemnitee will be deemed to have acted in good faith if Indemnitee relies upon the books and records of the Company, including financial

6 statements, or on information supplied to Indemnitee by the officers, employees, or committees of the board of directors of the Company, or on the advice of the Company’s legal counsel or other advisors (including financial advisors and accountants) or on information or records given in reports made to the Company by an independent certified public accountant or by an appraiser or other expert or advisor selected by the Company unless, in each case, Indemnitee has knowledge concerning the matter in question that makes such reliance unwarranted. The provisions of this Section 6 shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement. 7. Advancement and Repayment of Expenses. Upon receipt by the Company of a statement from the Indemnitee requesting advancement or repayment of any Expenses incurred in connection with any Proceeding involving the Indemnitee, along with reasonable evidence of such Expenses, all such Expenses shall be paid promptly (and in any event within twenty (20) days of receipt of such statement, which statement shall reasonably evidence the Expenses incurred or to be incurred) by the Company in advance of the final disposition of such Proceeding. The Indemnitee agrees that the Indemnitee will reimburse (without interest) the Company for all reasonable Expenses advanced, paid or incurred by the Company on behalf of the Indemnitee in respect of a claim against the Company under this Agreement in the event and only to the extent that it shall be ultimately and finally determined that the Indemnitee is not entitled to be indemnified by the Company for such Expenses under the provisions of applicable law, the Company’s Certificate of Incorporation or By-laws, this Agreement or otherwise. The Company’s obligations to advance Expenses under this Section 7 shall not be subject to any conditions or requirements not contained in this Section. 8. Nonexclusivity. The provisions for indemnification and advancement and reimbursement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, in any court in which a proceeding is brought, the Company’s Certificate of Incorporation or By-laws, other agreements or otherwise, and Indemnitee’s rights hereunder shall inure to the benefit of the heirs, executors and administrators of Indemnitee. No amendment or alteration of the Company’s Certificate of Incorporation or By-laws or another agreement shall adversely affect the rights provided to Indemnitee under this Agreement. To the extent that a change in Delaware or other law, whether by statute or judicial decision, permits greater indemnification or payment than would be afforded currently under the Company’s Certificate of Incorporation, By-laws or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. 9. Enforcement. If a claim under this Agreement is not paid in full by the Company within ninety days after a written request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the Indemnitee shall also be entitled to be indemnified for all expenses actually and reasonably incurred by the Indemnitee in connection with the prosecution of such claim. Nothing in this Section 9 is intended to limit the Company’s obligations with respect to the advancement or repayment of expenses to Indemnitee in

7 connection with any such action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement. 10. Severability. If any provision of this Agreement shall be held to be or shall, in fact, be invalid, inoperative or unenforceable as applied to any particular case or in any particular jurisdiction, for any reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other distinguishable case or jurisdiction, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity, inoperability or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect any other remaining part of this Agreement. 11. Governing Law; Binding Effect; Amendment or Termination. (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. (b) This Agreement shall be binding upon the Indemnitee and upon the Company and its successors and assigns, and shall inure to the benefit of the Indemnitee and his or her heirs, personal representatives, executors and administrators, and to the benefit of the Company and its successors and assigns. (c) This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement, except to the extent any such prior agreement may be more favorable to the Indemnitee than the provisions hereunder. (d) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. [Signature Page Follows]

[Signature Page to Director's Indemnification Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. TITAN INTERNATIONAL, INC. By: /s/ Paul G. Reitz Name: Paul G. Reitz Title: Chief Executive Officer Accepted and Acknowledged as of the date first written above: By: /s/ Kim Marvin Name: Kim Marvin